Exhibit 99.1

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June 2004 Field Trip

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Forward-Looking Statements and Risk Factors

•                                This presentation, and other written materials and oral statements made by management, may contain certain forward-looking statements, including those regarding the Company’s prospective performance, plans, strategies and expectations, within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.  The Company intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995, and is including this statement for purposes of said harbor provisions.

•                                Forward-looking statements, which are based on certain assumptions and describe future events, plans, strategies, and expectations of the Company, are generally identified by use of the words “plan,” “believe,” “expect,” “intend,” “anticipate,” “estimate,” “project,” or other similar expressions.  The Company’s ability to predict results or the actual effects of its performance, plans, strategies and expectations is inherently uncertain.  Accordingly, actual results may differ materially from anticipated results. Factors that may cause actual results to differ materially from those described in such forward-looking statements include, but are not limited to: (1) changes in general economic conditions, interest rates, deposit flows, loan demand, real estate values, competition, and the demand for financial services and loan, deposit, and investment products in the Company’s local markets; (2) changes in the quality or composition of the loan or investment portfolios; (3) inability to successfully carry out marketing and/or expansion plans; (4) changes in accounting principles, policies, or guidelines; (5) changes in legislation and regulation; (6) changes in the monetary and fiscal policies of the U.S. Government, including policies of the U.S. Treasury and the Federal Reserve Board; (7) war or terrorist activities; and (8) other economic, competitive, governmental, regulatory, geopolitical, and technological factors affecting the Company’s operations, pricing, and services.

•                                The Company undertakes no obligation to update these forward-looking statements to reflect events or circumstances that occur after the date on which such statements were made.

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Company Commitment

•                                Excellent Service

•                       Customers should expect to receive excellent service, that’s why we seek to exceed expectations with service that comes from “Your Local Banking Advantage.”

•                                Deliver on Commitments

•                       We delivered on our commitments made in 2002 by successfully executing our strategy of prudently building the franchise and enhancing our financial performance.  Building on the foundations of our business as a community based bank has never been more solid.

•                                Personalized Banking Experience

•                       As we move into new areas of opportunity we find there is a great demand for a community bank that cares about its customers and is able to offer the services of a broadly diversified financial services company. We offer our customers state of the art products and services that deepen their financial relationship with us.

•                                Commitment to Shareholders

•                       Fortune Small Business Magazine’s - FSB 100 ranked EFC Bancorp as one of America’s fastest growing small publicly held companies with total returns to shareholders from 2000-2002 at an annual rate of 36.3% ranking 46th nationwide.

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Milestones

•                                1924

•                       Organized as an Illinois state-chartered savings bank

•                                1997

•                       Mutual to stock conversion

•                                Today

•                       8 branches strategically located throughout the greater Fox Valley and along Interstate 90 (the Northwest Tollway) with 2 more branches being built in 2004/2005

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Financial Snapshot

As of 3/31/2004

Dollars in Millions

• Offices	8	*
• Assets	$917.6
• Loans	$713.6
• Deposits	$627.7

* 2 new branches being built in 2004/2005

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Financial Snapshot

Quarter Ended 3/31/2004:
•	Net income	$2.0 million
•	Return on average equity*	9.86%
•	Return on average assets*	0.86%
•	Efficiency ratio*	61.7%
•	Fully diluted EPS	$0.43

Market Information:
•	Stock price as of 5/27/2004	$24.15
•	Market capitalization	$111.1 million
•	P/E as of 3/31/2004	15.8x
•	P/Book as of 3/31/2004	151.9%

* Latest quarter annualized.

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EFC Profile

•                              15% compound annual asset growth since 2000

•                              Ranked as one of the fastest growing small publicly held companies in the nation by Fortune Small Business

•                              Committed over $2.8 million in charitable giving for the community

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Fee Income Growth

•                                EFS Financial Services Offers:

•                       A wide variety of alternative financial products and services, which include investments and insurance products

•                       A personalized customer approach to help create a customized investment portfolio for each unique client

•                       Eight licensed investment executive representatives to help build lasting relationships

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EFC Bancorp Strengths

•                              1-4 family real estate

•                              Commercial lending

•                              Steady growth

•                              Strategic locations throughout greater Fox Valley

•                              Consistent funding

•                              80th Year Anniversary

•                              Local banking advantage

•                              Employee average tenure 5.25 years

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EFC Bancorp Market Regions

•                                Dynamic markets throughout the greater Fox Valley area

•                                #1 or #2 ranked deposit market share in every city in which we operate except Carpentersville (#4) which opened in 2002

Source: SNL Financial. Deposit Data as of 6/30/03.

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EFS Bank Locations

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Competitor Overview

Competitors (# of branches):

•Amcore Bank (4)

•Bank One (12)

•Cardunal SB FSB (1)

•Charter One Bank (2)

•Citizens First National Bank (1)

•Elgin State Bank (5)

•Fifth Third Bank (3)

•First American Bank (1)

•First Community (3)

•First FSB (1)

•Harris Bank (2)

•LaSalle Bank (2)

•McHenry Savings Bank (1)

•Parkway Bank & Trust Company (1)

•Royal American Bank (1)

•State Financial Bank (2)

•TCF National Bank (3)

•U.S. Bank (1)

•Union National Bank & Trust (3)

•Washington Mutual Bank (1)

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#1 City Market Share Rankings

Holding Company Name	6/30/2003 Deposits In List	As a % of List	# of Branches In List	Type
1 EFC Bancorp Inc.	$568,095	26.39	8	Thrift
2 J.P. Morgan Chase & Co.	342,455	15.91	12	Bank
3 Elgin State Bancorp Inc.	193,313	8.98	5	Bank
4 Elgin Bancshares Inc.	168,821	7.84	3	Bank
5 AMCORE Financial Inc.	142,740	6.63	4	Bank
6 State Financial Services Corp.	124,160	5.77	2	Bank
7 Fifth Third Bancorp	121,853	5.66	3	Bank
8 Cardunal SB FSB	103,192	4.79	1	Thrift
9 First Community Fncl. Corp.	99,133	4.60	3	Bank
10 BMO Financial Group	97,508	4.53	2	Bank
11 First American Bank Corp	48,706	2.26	1	Bank
12 Princeton National Bancorp	32,230	1.50	1	Bank
13 Royal Bank of Scotland Group	29,054	1.35	2	Bank
14 First FSB	29,052	1.35	1	Thrift
15 Parkway Bancorp Inc.	17,860	0.83	1	Bank
16 LaSalle Bank Corporation	10,877	0.51	2	Bank
17 McHenry Savings Bank	7,637	0.35	1	Thrift
18 Royal American Corporation	7,067	0.33	1	Bank
19 TCF Financial Corp.	6,420	0.30	3	Bank
20 U.S. Bancorp	2,555	0.12	1	Bank
21 Washington Mutual Inc.	4	0.00	1	Thrift

Total	$2,152,732		58

Source: SNL Financial; All cities in which EFC operates.

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Effective Cross-selling

•                                Retail deposit customers average 1.73 services per household

•                                Mortgage customers average 2.6 services per household

•                                Continued employee training

•                                Improved incentive plans

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Multiple Access Channels

•                                Branches

•                       8 branches increasing to 10 by 2005

•                       Open 6 days a week

•                       8 locations with drive-ups and 12 ATM locations

•                                Internet Banking

•                       Personal and business online banking

•                       1,431 online customers accessing 2,636 accounts monthly

•                                “Fone” Center

•                       24/7 telephone access to accounts- users can deposit, withdraw and transfer funds between accounts

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Relationship Management Focus

•                                Your Local Banking Advantage

•                                Dedication to customer service and shareholder value

•                                Quality Focus

•                                Quantity Focus

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We Know Our Markets

•                                Experience and stability over the past 80 years brings financial growth

•                                More knowledgeable than the competitor

•                       80 years of banking experience

•                       Superior reputation and trusted relationships

•                       Active in the community (Elgin Chamber of Commerce, EFS Foundation)

•                                Able to realize opportunities

•                       We have grown with the community and are able to quickly adapt as the community’s needs change

•                       Continue to lead in growing markets while competitors play “catch-up”

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Growth Opportunities - Fox Valley

•                                Recently renovated downtown area

•                                Challenge 21- 2005-2008

•                       Dynamic economic development public/private partnership spearheaded by the Elgin Area Chamber of Commerce

•                  Westward expansion

•                  New job creation

•                  New commercial/industrial development

•                  New commercial/industrial investments

•                  New residential units

•                  Increase in median household income

•                  Increase in Latino population

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Growth Opportunities - Population

Total Population

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Projected Population Growth (%)
2003-2008

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Note: EFC Population is the sum of the four cities in which we operate.

Source: SNL Financial; 2000 Census data: EFC Data weighted by deposits.

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Growth Opportunities - Income

Median Household Income ($)

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Projected HH Income Growth (%)
2003-2008

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Source: SNL Financial; 2000 Census data: EFC Data weighted by deposits.

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Growth Opportunities - Households

Number of Households

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Projected Household Growth (%)
2003-2008

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Source: SNL Financial; 2000 Census data: EFC Data weighted by deposits.

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Growing Latino Community

•                                EFC Bancorp was one of the first to target the growing Latino community

•                       Understand the needs of the different cultures within the Latino community

•                       Bi-lingual staff in branches

•                       Bi-lingual publications/brochures in branches

•                       Bi-lingual advertising on billboards, in journals and on radio broadcasts

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Growth of Latino Population

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Source: Claritas, Inc. 2003.   Bank market areas include zips 60120, 60123, 60177 & 60110.

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Elgin/Carpentersville Market Area:
Latino Population by Origin

	60120 Elgin (East)	60123 Elgin (West)	60177 South Elgin	60110 Carpentersville	Total	Total

2003 Hisp/Lat Pop, Mexican	20,729	10,103	1,491	12,842	45,165	84.3%

2003 Hisp/Lat Pop, Puerto Rican	1,444	1,247	245	484	3,420	6.4%

2003 Hisp/Lat Pop, Cuban	61	77	12	44	194	0.4%

2003 Hisp/Lat Pop, Other	1,860	1,063	246	1,631	4,800	9.0%

TOTAL	24,094	12,490	1,994	15,001	53,579	100.0%

Source: Claritas, Inc. 2003.   Bank market areas include zips 60120, 60123, 60177 & 60110.

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Elgin/Carpentersville Market Area:
Latino HH Income vs. Total Population

[CHART]

Source: Claritas, Inc. 2003.   Bank market areas include zips 60120, 60123, 60177 & 60110.

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Elgin/Carpentersville Market Area:
Latino Population by Median HH
Income compared to Total Population

	60120 Elgin (East)	60123 Elgin (West)	60177 Elgin (South)	60110 Carpentersville
2003 Median HH Inc.

Hisp/Latino	$49,527	$53,174	$61,086	$53,894

2003 Median HH Inc.

Total Population	$58,715	$64,793	$74,549	$60,548

Source: Claritas, Inc. 2003.   Bank market areas include zips 60120, 60123, 60177 & 60110.

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Historical Financial Performance

Total Assets

[CHART]

Return on Average Assets (%)

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*Note: 2004 is annualized.

Source: SNL Financial.

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Historical Financial Performance

Total Deposits

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Total Loans

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Source: SNL Financial.

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Deposit Mix: Yesterday vs. Today

Deposit Mix 1999

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Deposit Mix 2003

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Source: SNL Financial.

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Loan Mix: Yesterday vs. Today

Loan Mix 1999

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Loan Mix 2003

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Source: SNL Financial.

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Historical Financial Performance

NCOs/ Avg Loans (%)

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Nonperforming Assets/ Assets (%)

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*Note: 2004 is annualized.

Source: SNL Financial.

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Historical Financial Performance

Earnings per share

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*Note: 2004 is annualized.

Source: SNL Financial.

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Historical Shareholder Dividends

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*Note: 2004 is annualized.

Source: SNL Financial.

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Stock Price Performance

Annual Shareholder Return:   1-Year:  20%     3-Year:  32%     Since IPO: 12%

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Source: FactSet and Bloomberg LP.

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Investment Appeals

•                                Shareholder return of 36.3% per year*

•                                3 consecutive years of increased earnings

•                                5 consecutive years of increased dividends

•                                6 completed share repurchase programs totaling 3.1 million shares

•                                Fast growing markets

•                                Leading deposit market share holder

•                                Management and shareholder interest aligned

•                                Attractive stock price

*From 2000 to 2002 (Fortune Small Business Magazine)

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For Additional Information

EFC Bancorp, Inc

1695 Larkin Avenue
Elgin, Illinois 60123
www.efcbancorp.com
(847) 741-3900

•                                Barrett J. O’Connor

•                       Chief Executive Officer

•                                R. Scott Reining

•                       Executive Vice President

•                                James J. Kovac

•                       President

•                                Eric J. Wedeen

•                       Chief Financial Officer

•                                       Ursula Wilson

• Corporate
Secretary/ Investor
Relations

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